UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

HOME BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100

Conway, Arkansas 72032

(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, Home BancShares, Inc. (“Home” or the “Company”), its subsidiary bank, Centennial Bank (“Centennial”), Home’s acquisition subsidiary, HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. (“Happy”) and its subsidiary bank, Happy State Bank (“HSB”), have entered into an Agreement and Plan of Merger, dated September 15, 2021, as amended October 18, 2021 and further amended November 8, 2021 (the “Agreement”), under which Home and Centennial will acquire Happy and HSB.

On or about November 15, 2021, Home mailed a joint proxy statement/prospectus relating to a special meeting of stockholders of Home scheduled to be held on December 15, 2021, for the following purposes: (i) to approve the issuance of Home common stock in the merger as contemplated by the Agreement (the “Share Issuance Proposal”); (ii) to approve an amendment to Home’s Restated Articles of Incorporation, as amended, to increase the maximum size of Home’s board of directors from not more than 15 persons to not more than 17 persons; and (iii) to approve one or more adjournments of the Home special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Share Issuance Proposal.

As previously disclosed on pages 67-68 of the joint proxy statement/prospectus of Home, dated November 12, 2021, under the heading “The Merger—Litigation Relating to the Merger,” a complaint captioned Pate Pearson v. Home BancShares, Inc. et al., Case No. 1:21-cv-09077, was filed in the United States District Court for the Southern District of New York. The defendants believe that the lawsuit is without merit and specifically deny that any supplemental disclosure was or is required. However, to moot certain of the plaintiffs’ disclosure claims in the lawsuit, to avoid nuisance, potential expense and delay, and to provide additional information to Home’s stockholders, Home has determined to voluntarily supplement the joint proxy statement/prospectus with certain disclosures. Nothing in this Current Report on Form 8-K shall be deemed to be an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The information set forth below supplements the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. Terms used below shall have the meanings set forth in the joint proxy statement/prospectus (unless otherwise defined below).

Opinion of Stephens Inc., Financial Advisor to Happy

Relevant Nationwide Public Companies Analysis

The disclosure under the heading “The Merger — Opinion of Stephens Inc., Financial Advisor to Happy — Relevant Nationwide Public Companies Analysis” is hereby amended by deleting the list of company names at the top of page 51 of the joint proxy statement/prospectus and replacing it with the following:

Price to
Company	Ticker	TBV	LTM EPS	2022 EPS
Midland States Bancorp, Inc.	MSBI	1.20x	12.0x	8.1x
Hanmi Financial Corporation	HAFC	0.94x	8.0x	8.9x
Byline Bancorp, Inc.	BY	1.40x	12.1x	14.9x
Allegiance Bancshares, Inc.	ABTX	1.30x	9.9x	11.9x
Univest Financial Corporation	UVSP	1.35x	7.8x	11.0x
Lakeland Financial Corporation	LKFN	2.47x	17.7x	19.0x
Republic Bancorp, Inc.	RBCAA	1.23x	11.3x	17.7x
Horizon Bancorp, Inc.	HBNC	1.41x	9.0x	9.1x
Stock Yards Bancorp, Inc.	SYBT	2.77x	20.6x	16.4x
City Holding Company	CHCO	1.99x	14.0x	15.4x
Washington Trust Bancorp, Inc.	WASH	1.81x	11.6x	13.6x
QCR Holdings, Inc.	QCRH	1.45x	10.6x	9.3x
Peapack-Gladstone Financial Corporation	PGC	1.23x	14.2x	10.9x
First Mid Bancshares, Inc.	FMBH	1.50x	16.4x	10.9x
MidWestOne Financial Group, Inc.	MOFG	1.05x	13.1x	9.6x
Great Southern Bancorp, Inc.	GSBC	1.15x	10.3x	11.1x
The First Bancshares, Inc.	FBMS	1.73x	14.0x	13.7x
(Market Data as of September 10, 2021)

Relevant Texas Public Companies Analysis

The disclosure under the heading “The Merger — Opinion of Stephens Inc., Financial Advisor to Happy — Relevant Texas Public Companies Analysis” is hereby amended by deleting the list of company names at the top of page 52 of the joint proxy statement/prospectus and replacing it with the following:

Price to
Company	Ticker	TBV	LTM EPS	2022 EPS
Veritex Holdings, Inc.	VBTX	2.08x	16.5x	12.8x
Southside Bancshares, Inc.	SBSI	1.77x	10.9x	13.8x
Allegiance Bancshares, Inc.	ABTX	1.30x	9.9x	11.9x
CBTX, Inc.	CBTX	1.33x	16.5x	17.9x
Spirit of Texas Bancshares, Inc.	STXB	1.39x	9.8x	11.3x
Guaranty Bancshares, Inc.	GNTY	1.58x	9.8x	12.0x
(Market Data as of September 10, 2021)

Relevant Nationwide Transactions Analysis

The disclosure under the heading “The Merger — Opinion of Stephens Inc., Financial Advisor to Happy — Relevant Nationwide Transactions Analysis” is hereby amended by deleting the list of comparable nationwide transactions at the bottom of page 52 of the joint proxy statement/prospectus and replacing it with the following:

			Price /
Acquiror	Target	Date	TBV	LTM Earnings	Core Deposit Prem.
South State Corporation	Atlantic Capital Bancshares, Inc.	7/23/2021	1.69x	16.3x	NA
United Community Banks, Inc.	Reliant Bancorp, Inc.	7/14/2021	1.91x	11.5x	12.1%
Glacier Bancorp, Inc.	Altabancorp	5/18/2021	2.88x	22.0x	20.0%
Independent Bank Corp.	Meridian Bancorp, Inc.	4/22/2021	1.50x	14.5x	8.7%
Eastern Bankshares, Inc.	Century Bancorp, Inc.	4/7/2021	1.75x	15.2x	5.5%
WSFS Financial Corporation	Bryn Mawr Bank Corporation	3/10/2021	2.29x	29.8x	13.6%
Pacific Premier Bancorp, Inc.	Opus Bank	2/3/2020	1.41x	16.6x	5.1%

Discounted Cash Flow Analysis

The disclosure under the heading “The Merger — Opinion of Stephens Inc., Financial Advisor to Happy — Discounted Cash Flow Analysis” is hereby supplemented by adding the following to the first paragraph under such heading as new fifth, sixth, and seventh sentences on page 53 of the joint proxy statement/prospectus:

Stephens selected the range of multiples based on its professional judgment. Stephens applied a terminal multiple to Happy Bancshares’ calendar year 2026 projected adjusted net income of $83.4 million. Stephens calculated the range of discount rates using the values for the equity risk premium, industry beta, and size based premium outlined in the 2021 Duff & Phelps Valuation Handbook and the risk free rate as reported by S&P Global Markets.

Miscellaneous

The disclosure under the heading “The Merger — Opinion of Stephens Inc., Financial Advisor to Happy — Miscellaneous” is hereby amended by deleting “customary fees” in the first sentence of the fourth paragraph under such heading at the top of page 54 and replacing it with “$1.47 million in fees”.

Opinion of Piper Sandler & Co., Financial Advisor to Home

Comparable Company Analyses

The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Home — Comparable Company Analyses” is hereby amended by:

•

Deleting the last sentence of the first paragraph under such heading and the list of company names that immediately follows (the Home Peer Group) at the bottom of page 59 of the joint proxy statement/prospectus and replacing them with the following:

The companies comprising the Home Peer Group and the selected financial information analyzed for each such company as of or for the period ended June 30, 2021, consisted of the following:

			Balance Sheet			Capital Position				LTM Profitability				Valuation
														Price/
Company	City, State	Ticker	Total Assets ($M)	Loans/ Deposits (%)	NPAs¹/ Total Assets (%)	TCE/ TA (%)	Tier 1 Lev. Ratio (%)	Total RBC Ratio (%)	CRE/ Total RBC (%)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Effic. Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2021 Est. EPS (x)	2022 Est. EPS (x)	Divid. Yield (%)	Market Value ($M)
United Bankshares, Inc.	Charleston, WV	UBSI	27,191	78.3	0.39	10.10	10.33	15.93	228.2	1.50	9.20	3.20	52.3	169	10.9	12.0	13.4	4.1	4,311
Bank OZK	Little Rock, AR	OZK	26,606	88.2	0.24	14.77	14.49	16.84	302.6	1.97	12.36	3.84	39.2	139	10.1	9.8	11.4	2.8	5,306
Simmons First National Corporation	Pine Bluff, AR	SFNC	23,423	62.2	0.43	8.36	8.99	17.49	211.3	1.17	8.81	3.07	57.7	160	11.4	11.9	12.7	2.6	2,973
Ameris Bancorp	Atlanta, GA	ABCB	21,887	81.0	0.60	8.80	9.23	15.31	231.5	2.07	15.92	3.54	50.3	176	7.6	9.0	11.0	1.3	3,235
Atlantic Union Bankshares Corporation	Richmond, VA	AUB	19,989	82.2	0.26	8.40	9.20	14.05	262.6	1.32	9.71	3.21	56.7	168	10.8	10.3	12.6	3.2	2,653
United Community Banks, Inc.	Blairsville, GA	UCBI	18,896	69.8	0.46	8.66	9.26	15.09	192.9	1.40	12.51	3.30	53.0	155	10.3	10.0	10.9	2.7	2,481
Independent Bank Group, Inc.	McKinney, TX	IBTX	18,448	82.8	0.29	8.45	9.03	14.23	323.3	1.35	9.50	3.36	47.4	193	12.0	12.4	13.2	2.0	2,835
Hilltop Holdings Inc.	Dallas, TX	HTH	17,665	65.2	0.51	12.57	12.87	23.48	102.6	2.92	21.32	2.65	70.7	120	5.7	7.9	12.6	1.5	2,624
Trustmark Corporation	Jackson, MS	TRMK	17,098	70.5	0.37	8.31	9.00	14.10	229.6	1.26	11.82	3.03	66.7	135	9.2	11.9	14.6	3.0	1,872
WesBanco, Inc.	Wheeling, WV	WSBC	16,967	77.8	0.25	9.36	10.40	17.65	218.5	1.42	8.67	3.25	53.9	138	9.2	9.1	12.5	4.1	2,047
Renasant Corporation	Tupelo, MS	RNST	16,022	77.4	0.53	8.21	9.30	15.11	233.1	1.05	7.42	3.30	62.8	151	11.7	11.2	13.6	2.6	1,874
TowneBank	Portsmouth, VA	TOWN	15,804	72.7	0.16	8.88	9.44	15.76	239.7	1.57	13.17	2.92	55.3	156	10.1	10.1	13.5	2.7	2,091
International Bancshares Corporation	Laredo, TX	IBOC	15,311	62.2	0.55	13.33	14.15	21.75	184.7	1.67	10.78	2.84	43.2	128	11.0	—	—	2.9	2,566
ServisFirst Bancshares, Inc.	Birmingham, AL	SFBS	13,207	78.9	0.11	8.03	8.10	12.36	247.3	1.64	19.66	3.16	28.3	370	20.0	19.2	19.0	1.1	3,918
First Financial Bankshares, Inc.	Abilene, TX	FFIN	12,329	54.2	0.24	11.68	11.10	21.12	93.4	2.03	13.64	3.59	45.4	443	27.8	28.2	30.2	1.3	6,177
FB Financial Corporation	Nashville, TN	FBK	11,918	70.6	0.69	9.52	10.09	14.90	231.4	1.25	11.01	3.23	60.5	173	14.5	11.3	13.2	1.1	1,924
BancFirst Corporation	Oklahoma City, OK	BANF	11,015	63.6	0.67	8.87	9.23	17.35	153.8	1.46	13.66	3.41	55.9	184	12.2	10.8	15.8	2.6	1,769

¹	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned

•

Deleting the last sentence of the first full paragraph on page 60 of the joint proxy statement/prospectus and the list of company names that immediately follows (the Happy Peer Group) and replacing them with the following:

The companies comprising the Happy Peer Group and the selected financial information analyzed for each such company as of or for the period ended June 30, 2021, consisted of the following:

			Balance Sheet			Capital Position				LTM Profitability				Valuation
														Price/
Company	City, State	Ticker	Total Assets ($M)	Loans/ Deposits (%)	NPAs¹/ Total Assets (%)	TCE/ TA (%)	Tier 1 Lev. Ratio (%)	Total RBC Ratio (%)	CRE/ Total RBC (%)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Effic. Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2021 Est. EPS (x)	2022 Est. EPS (x)	Divid. Yield (%)	Market Value ($M)
Veritex Holdings, Inc.	Dallas, TX	VBTX	9,350	102.1	0.91	9.47	9.38	12.86	281.2	1.20	8.82	3.23	46.4	207	16.5	13.8	12.8	2.3	1,758
First Foundation Inc.	Dallas, TX	FFWM	7,939	77.6	0.24	8.15	8.33	12.17	556.0	1.44	14.74	3.14	46.7	173	10.9	11.7	10.3	1.5	1,109
Origin Bancorp, Inc.	Ruston, LA	OBNK	7,268	89.5	0.55	9.09	8.87	14.85	218.2	1.17	12.91	3.14	55.8	143	11.3	9.7	12.2	1.3	942
Southside Bancshares, Inc.	Tyler, TX	SBSI	7,182	70.6	0.21	9.82	10.21	20.95	174.6	1.57	13.02	3.11	49.3	176	10.9	12.3	13.8	3.5	1,209
National Bank Holdings Corporation	Greenwood Village, CO	NBHC	7,136	69.8	0.43	10.41	10.57	16.27	89.5	1.58	12.92	3.07	60.6	150	10.6	12.7	14.5	2.4	1,107
Allegiance Bancshares, Inc.	Houston, TX	ABTX	6,509	82.1	0.78	8.76	8.56	15.98	220.4	1.19	9.61	4.07	55.0	130	9.9	8.7	11.9	1.4	712
Triumph Bancorp, Inc.	Dallas, TX	TBK	6,016	102.2	0.42	8.04	9.73	12.65	98.0	2.00	15.90	6.14	62.6	448	18.1	18.3	20.8	0.0	2,035
Business First Bancshares, Inc.	Baton Rouge, LA	BFST	4,324	76.7	0.41	8.41	8.23	13.24	224.6	1.28	13.09	4.10	60.0	129	8.7	9.4	9.9	2.1	455
CBTX, Inc.	Houston, TX	CBTX	4,067	79.9	1.30	11.84	11.63	17.72	258.0	0.97	7.01	3.54	66.6	134	16.5	15.4	17.9	2.0	629
South Plains Financial, Inc.	Lubbock, TX	SPFI	3,713	72.9	0.37	9.94	10.54	18.95	161.5	1.68	16.82	3.59	63.1	112	6.8	8.2	10.6	1.6	408
Spirit of Texas Bancshares, Inc.	Conroe, TX	STXB	3,085	88.3	0.26	9.71	9.93	13.32	301.4²	1.38	11.56	4.14	49.9	137	9.8	9.6	11.3	2.1	404

¹	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned

Analysis of Precedent Transactions

The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Home — Analysis of Precedent Transactions” is hereby amended by:

•	Deleting the table of Acquiror and Target names at the bottom of page 61 (Nationwide Precedent Transactions Group) of the joint proxy statement/prospectus and replacing it with the following:

The Nationwide Precedent Transactions group was composed of the following transactions (based on the latest publicly available information prior to the announcement of such transaction):

					Transaction Information					Seller Information
						Price/			Core Deposit Premium (%)					LTM Effic. Ratio (%)
Acquiror	St	Target	St	Announce. Date	Deal Value ($M)	LTM Earnings (x)	Est. EPS (x)	TBV (%)		Total Assets ($M)	TCE/ TA (%)	LTM ROAA (%)	LTM ROAE (%)		NPAs¹/ Assets (%)
Old Second Bancorp Inc.	IL	West Suburban Bancorp Inc.	IL	07/26/21	297.3	NM	—	124	2.2	2,943.6	8.1	0.72	8.36	51.1	1.16
South State Corporation	FL	Atlantic Capital Bcshs Inc.	GA	07/23/21	545.8	16.3	12.3	169	7.0	3,732.7	8.6	1.05	9.96	53.9	0.39
United Community Banks Inc.	GA	Reliant Bancorp Inc.	TN	07/14/21	518.4	11.5	11.1	191	12.1	3,057.1	8.9	1.46	14.24	54.6	0.27
F.N.B. Corp.	PA	Howard Bancorp Inc.	MD	07/13/21	421.7	NM	18.2	161	9.8	2,625.6	9.9	(0.56)	(4.71)	54.9	0.62
Regions Financial Corp.	AL	EnerBank USA	UT	06/08/21	960.0	12.6	—	306	32.6	3,108.7	10.1	2.52	28.43	35.4	0.02
First Foundation Inc.	TX	TGR Financial Inc.	FL	06/03/21	295.1	17.2	—	181	7.0	2,273.9	7.0	0.89	10.58	50.5	0.00
Glacier Bancorp Inc.	MT	Altabancorp	UT	05/18/21	934.8	22.0	22.8	288	20.0	3,521.8	9.2	1.35	11.73	54.0	0.09
Enterprise Financial Services	MO	First Choice Bancorp	CA	04/26/21	403.9	13.5	13.4	194	13.1	2,283.1	9.2	1.38	10.70	48.7	0.30
Independent Bank Corp.	MA	Meridian Bancorp Inc.	MA	04/22/21	1,150.6	14.5	15.3	150	8.7	6,503.9	11.8	1.17	10.12	45.1	0.07
Eastern Bankshares Inc.	MA	Century Bancorp Inc.	MA	04/07/21	641.9	15.2	—	175	5.5	6,358.8	5.8	0.70	11.96	55.2	0.10
WSFS Financial Corp.	DE	Bryn Mawr Bank Corp.	PA	03/10/21	989.9	29.8	17.8	229	13.6	5,432.0	8.1	0.64	5.32	61.2	0.23
SVB Financial Group	CA	Boston Private Financial	MA	01/04/21	942.6	21.5	27.1	115	2.2	9,431.3	8.3	0.46	4.98	72.2	0.52
Provident Financial Services	NJ	SB One Bancorp	NJ	03/12/20	212.1	9.2	8.8	121	3.3	2,001.7	8.6	1.20	11.66	55.4	0.83
Pacific Premier Bancorp	CA	Opus Bank	CA	02/03/20	1,031.4	16.6	16.2	141	5.1	7,992.4	9.2	0.80	5.78	63.6	0.07
FB Financial Corp.	TN	Franklin Financial Network Inc	TN	01/21/20	588.5	NM	—	149	7.0	3,896.2	10.1	0.37	3.75	59.8	0.70

•	Deleting the table of Acquiror and Target names at the top of page 62 (Regional Precedent Transactions Group) of the joint proxy statement/prospectus and replacing it with the following:

The Regional Precedent Transactions group was composed of the following transactions (based on the latest publicly available information prior to the announcement of such transaction):

					Transaction Information					Seller Information
						Price/			Core Deposit Premium (%)	Total Assets ($M)	TCE/ TA (%)	LTM ROAA (%)	LTM ROAE (%)	LTM Effic. Ratio (%)	NPAs¹/ Assets (%)
					Deal Value ($M)	LTM Earnings (x)	Est. EPS (x)	TBV (%)
Acquiror	St	Target	St	Announce. Date
FirstSun Capital Bancorp	CO	Pioneer Bancshares Inc.	TX	05/11/21	218.2	19.7	—	129	5.7	1,756.7	9.7	0.61	6.74	72.1	0.50
BancorpSouth Bank	MS	Cadence Bancorp.	TX	04/12/21	2,872.8	9.6	12.6	155	7.1	18,800.4	10.5	1.62	14.42	48.2	0.78
Heartland Financial USA Inc.	IA	AIM Bancshares Inc.	TX	02/11/20	280.4	13.4	—	210	12.3	1,775.8	9.8	1.42	13.35	54.5	0.13
Prosperity Bancshares Inc.	TX	LegacyTexas Finl Group Inc	TX	06/17/19	2,056.7	12.7	13.3	216	20.8	9,346.1	10.3	1.75	15.05	44.9	0.67
Veritex Holdings Inc.	TX	Green Bancorp Inc.	TX	07/24/18	1,000.0	24.2	15.3	250	26.3	4,391.7	9.0	0.95	8.56	50.9	1.34
Allegiance Bancshares Inc.	TX	Post Oak Bancshares Inc.	TX	04/30/18	340.2	20.2	—	217	17.8	1,431.0	11.0	1.23	11.01	54.5	0.65

Net Present Value Analyses

The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Home — Net Present Value Analyses” is hereby supplemented by:

•	Adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 63 of the joint proxy statement/prospectus:

The following table describes the discount rate calculation for Home common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	1.34%	Per Duff & Phelps Normalized Rate
Equity Risk Premium	7.15%	Per Duff & Phelps Cost of Capital Navigator
Size Premium	0.78%	Per Duff & Phelps Cost of Capital Navigator
Industry Premium	0.80%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	10.07%

•	Adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 64 of the joint proxy statement/prospectus:

The following table describes the discount rate calculation for Happy common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	1.34%	Per Duff & Phelps Normalized Rate
Equity Risk Premium	7.25%	Per Duff & Phelps Cost of Capital Navigator
Size Premium	1.43%	Per Duff & Phelps Cost of Capital Navigator
Industry Premium	0.80%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	10.82%

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the Company’s plans, expectations, goals, estimates and outlook for the future, as well as statements about the benefits of the business combination transaction involving Home and Happy. Statements in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance or results. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment; disruptions, uncertainties and related effects on our business and operations as a result of the ongoing coronavirus (COVID-19) pandemic and measures that have been or may be implemented or imposed in response to the pandemic, including the impact on, among other things, credit quality and liquidity; the possibility that the proposed acquisition of Happy does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the possibility that such transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, ongoing or future effects of the COVID-19 pandemic, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Happy operate; the ability to promptly and effectively integrate the businesses of Home and Happy; the reaction to the transaction of the companies’ customers, employees and counterparties; diversion of management time on acquisition-related issues; the effect of any future mergers, acquisitions or other transactions to which we or our bank subsidiary may from time to time be a party, including as a result of one or more of the factors described above as they would relate to such transaction; the ability to identify, enter into and/or close additional acquisitions; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations, including those in response to the COVID-19 pandemic; technological changes and cybersecurity risks; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction by the Company and Happy. In connection with the proposed acquisition, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of Happy in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of the Company and Happy and a Prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Happy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HAPPY ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.homebancshares.com, Investor Relations, or by contacting Donna Townsell, by telephone at (501) 328-4625.

Participants in Solicitation

The Company and Happy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and Happy in connection with the merger transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 2, 2021. Information about the directors and executive officers of Happy and their ownership of Happy common stock is set forth in the Joint Proxy Statement/Prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the merger transaction. Free copies of this document may be obtained as described in the preceding paragraph when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: December 8, 2021	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer